DISTRIBUTOR AGREEMENT


THIS DISTRIBUTOR AGREEMENT is dated this 29th day of June, 2000 by and between Sedona Worldwide Incorporated ("Company') and TSEuro, Inc. ("Distributor"), an Arizona based Corporation.

                                   1. RECITALS

     1.1  Company is engaged in the manufacture of the product (the "Product").

     1.2 Company desires to retain the services as a distributor for the Product, and Distributor desires to render certain distributorship services to Company for the Product on the terms and conditions set forth herein.

                            II. TERMS AND CONDITIONS

     NOW, therefore, for and in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     2.1 ENGAGEMENT. Company hereby exclusively engages Distributor on an independent contractor basis, and Distributor accepts engagement by Company on an independent contractor basis to render certain distributorship services to Company for the Product on the terms and conditions set forth herein. (Exclusive territory as described on "Exhibit A.")

          TERM. The term of this Agreement shall commence as of the effective date of this Agreement and continue for one year. The Agreement will automatically renew for subsequent one-year periods upon mutually agreed terms and conditions.

     2.2 DUTIES. During the term of this Agreement, Distributor shall perform the following duties (the "Distributor Duties") on behalf of the
          Company:

          A. Solicit and obtain on behalf of Company, within the Territory (as hereinafter defined), purchase orders for the Product.

          B. Assist Company in the marketing, promotion and sale of the Product within the Territory, including the demonstration of the capabilities of the Product.

          C. Assist Company in the exhibition of the Product in industry trade shows and exhibits, including the promotion and technical support relating thereto.

          D. Company has to make available to Distributor all requisite certificates for conformity, quality, ISO 9000 and any other certification in order for Distributor to distribute products in Europe.

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     2.3  CONSIDERATION.  In consideration of the Distributor  Duties under this
          Agreement, Company agrees to sell the Product to Distributor at a sales price not greater than the lowest price then currently granted by Company for the Product to any Distributor. Company and Distributor agree that the difference in the sales price between the price at which Distributor may sell the Product and the sales price at which Distributor may purchase the Product from Company is the consideration for the Distributor Duties hereunder. Company agrees to notify Distributor of any price changes at least thirty (30) days prior to the effective date of any sales price changes. Company agrees to pay set-up and on-going costs as described in "Exhibit B."

     2.4 PAYMENT. Company and Distributor agree that each purchase order for the Product shall be accompanied by a letter of credit equal to the purchase price and that payment shall be made upon the date of shipment to Distributor. All payments by Company shall be made in United States currency.

          INSURANCE. Company will maintain liability insurance in the amount of $1,000,000 and aggregate in the amount of $2,000,000.

     2.6 LIABILITY. Company will retain all product liabilities and will communicate in a timely fashion any issue regarding the durability, safety or effectiveness of the product.

     2.7 TITLE. Title to all Products sold under this Agreement shall pass to Distributor at the time of delivery to the common carrier for shipment to Distributor.

     2.8 TERRITORY. Distributor shall have the exclusive right to solicit and obtain on behalf of the Company purchase orders for the Product within that territory more particularly described on Exhibit "A" attached hereto and by this reference incorporated herein (the "Territory"). Distributor agrees to confine its activities under this Agreement to the Territory unless otherwise approved in writing by Company.

     2.9 INFORMATION. Company shall provide to Distributor such information concerning the Product as Company may have available and which Company, in its sole and absolute discretion, deems relevant to the fulfillment by Distributor of the Distributor Duties.

     2.10 INCENTIVE PROGRAMS. Company shall make available to Distributor any sales or incentive programs or similar programs that it may make available to its other distributors from time to time. Distributor acknowledges that such programs may contain standards, conditions or requirements of uniform application which Distributor must meet in order to use or benefit from the programs. Company agrees to participate in the cost for customer's incentive programs, subject to the Company's advance written approval in Company' sole and exclusive discretion.

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     2.11 DISTRIBUTOR'S  REPRESENTATIONS  AND  WARRANTIES.   Distributor  hereby
          covenants,  warrants and represents,  which covenants,  warranties and
          representations   shall  be  continuing   covenants,   warranties  and
          representations, as follows:

          A.   Distributor shall devote so much of Distributor's time, knowledge
               and  skill  as  Distributor   deems   necessary  to  perform  its
               Distributor Duties under this Agreement.

          B. Distributor has the requisite licenses, registrations and permits necessary to perform its Distributor Duties under this Agreement.

          C. Distributor acknowledges and agrees that Distributor shall be and remain an independent contractor for the Company and be responsible for the withholding and payment of any and all state and federal income taxes, FICA or social security taxes, and FUTA or unemployment taxes.

          D. Distributor agrees to provide to Company with such information as may be requested by Company in connection with the processing of any purchase orders for Products. In addition, Distributor agrees to provide to Company such sales information as may be requested by Company.

          E. Distributor further acknowledges that Company shall have no obligation to process any purchase orders for products other than the Product nor any obligation to process purchase orders for the Product solicited outside the Territory.

          F.   Distributor  agrees that all  information,  from whatever source, pertaining to the Company, including but not limited to information relating to the Product, is the sole and exclusive property of Company. Distributor further acknowledges that such information shall not be disclosed in any fashion or manner by Distributor during the term of this Agreement, or at any time thereafter, except as may be necessary for Distributor to fulfill its Distributor Duties hereunder or as may be agreed to by Company in writing.

          G. Distributor shall make no representations or warranties with respect to the Product, without the prior written consent of Company.

          H.   Distributor   shall   comply  with  all  laws,   ordinances   and
               regulations applicable to the operation of Distributor and its performance under this Agreement.

     2.10 EXPENSES. Company shall have no obligation to reimburse or otherwise pay for any expenses incurred by Distributor in connection with the performance of the Distributor Duties under this Agreement, without prior written agreement.

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     2.11 ASSIGNABILITY.  Company  and  Distributor  acknowledge  and agree that
          Distributor shall have the right to hire, fire, supervise and pay employees to accomplish ail Distributor Duties to be performed hereunder by Distributor. Company and Distributor further acknowledge and agree that Distributor shall provide experienced and qualified employees to perform the Distributor Duties and that Distributor shall be responsible for directing Distributor's employees as to the manner and means of accomplishing the Distributor Duties to be performed hereunder by Distributor.

     2.12 LIMITATION ON SCOPE OF ENGAGEMENT. Company and Distributor acknowledge that Distributor is being retained by Company only for the purposes and to the extent set forth in this Agreement. Except as set forth herein, neither Distributor nor any employees of Distributor, shall be considered as having any employee or agent status with Company, or as being entitled to participate in any bonus, vacation, sick pay or similar fringe benefits of Company by virtue of the provisions of this Agreement, including but not limited to any qualified employee benefit plans.

     2.13 INDEMNIFICATION. Distributor shall indemnify and hold harmless Company and its officers, directors, shareholders, employees and agents from any and all liability, judgments, damages, costs or expenses, including without limitation, reasonable attorneys' fees, in connection with loss of life, personal injury or property damage, or other claims, actions, damages, liabilities, costs or expenses arising out of or in connection with Distributor's intentional, willful or negligent acts or omissions to act as required or permitted under or in connection with this Agreement, or arising out of or in connection with Distributor's breach of this Agreement.

     2.14 TERMINATION. This Agreement and all rights and obligations hereunder shall terminate, with respect to the parties to any such termination, upon the occurrence of any of the following:

          A. Ninety (90) days after written notice from Distributor to Company, without cause, unless Company shall accept a shorter notice period.

          B.   Ninety  (90)  days  after   written   notice   from   Company  to
               Distributor, without cause, unless Distributor shall accept a shorter notice period.

          C.   Immediately,   upon  the   dissolution   of  Distributor  or  the
               dissolution of Company.

          D.   Immediately, upon the mutual consent of Company and Distributor.

               If this Agreement is terminated, neither Company nor Distributor shall be entitled to any compensation or reimbursement for loss of prospective profits, anticipated sales or other losses.

               Following termination of this Agreement, Company may continue to process purchase orders for the Product.

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     2.15 RELATIONSHIP OF PARTIES.  The relationship of the parties herein shall be that of principal and independent contractor and not that of employer and employee. Nothing contained in this Agreement shall be deemed or construed to create a partnership, tenancy-in-common, joint tenancy, joint venture, co-ownership or other similar relationship by or between Company and Distributor. Distributor shall have full power and authority to select the means, manner, method and sequence of performing the services hereunder without control or direction by Company.

     2.16 DILIGENCE. Company and Distributor hereby agree to exercise due diligence in the satisfaction of any and all conditions to be satisfied by either of them according to the terms of this Agreement.

     2.17 TIME.  Time  is of the  essence  of this  Agreement  and  Company  and
          Distributor   hereby  agree  to  perform  each  and  every  obligation
          hereunder in a prompt and timely manner.

     2.18 INVALIDITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under applicable law, but if any provision of this Agreement shall be invalid or prohibited hereunder, such provision shall be ineffective to the extent of such prohibition or invalidation but shall not invalidate the remainder of such provision or the remaining provisions of this Agreement.

     2.19 NOTICE. Any and all notices or demands by or from Company to Distributor, or Distributor to Company, shall be in writing. Such notices shall be served either personally, by certified mail or by telegraphic method. If served personally, notice shall be conclusively deemed given at the time of service. If served by certified mail, notice shall be conclusively deemed given forty-eight (48) hours after deposit thereof in the mail, postage prepaid, addressed to the party to whom such notice or demand is to be given as hereinafter provided. If served by telegraphic method, notice shall be conclusively deemed given at the time the telegraphic agency shall confirm to the sender delivery thereof to the addressee. Any notice or demand to Company and Distributor may be given to each respective party at the following addresses, or at such other address as the parties may designate in writing by notice to the other party from time to time:

          Company:                      Distributor:

          Sedona Worldwide, Inc.        TSEuro, Inc.
          3840 North 16" Street         2111 East Highland Avenue
          Phoenix, AZ 85016             Phoenix, Arizona 85016
          Mia A. Martori, President     Scott W. Christensen, President

     2.20 ATTORNEYS' FEES. In the event it becomes necessary for either Distributor or Company to employ legal counsel or to bring an action at law or other proceeding to enforce any of the terms, covenants or conditions of this Agreement, the prevailing party in any such action or proceeding shall be entitled to recover its costs and expenses incurred in such action from the other party.

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     2.21 THIRD  PARTIES.  This  Agreement  shall not be construed to create any rights in persons or entities not parties hereto, and there are no third-party beneficiaries of this Agreement.

     2.22 WAIVER. No failure on the part of any party hereto to exercise any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by law.

     2.23 ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties hereto with respect to the matters set forth, herein, and supersedes all prior arrangements and understanding between the parties, and no other agreement, statement or promise made by either party hereto which is not contained herein shall be binding or valid.

     2.24 AMENDMENT. This Agreement may only be amended by written document signed by each of the parties hereto,

     2.25 ADDITIONAL DOCUMENTS. Each party will, whenever and as often as it shall be requested by the other party, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such further Instruments and documents as may be reasonably requested in order to carry out the intent and purpose of this Agreement.

     2.26 COUNTERPARTS. This Agreement shall be executed simultaneously or in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     2.27 SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the successors in interest and assigns of the parties hereto.

     2.28 APPLICABLE LAW. This Agreement shall be construed and interpreted under, and governed and enforced according to the laws of the State of Arizona.

     2.29 JURISDICTION. Distributor hereby submits to jurisdiction and venue of the courts of the State of Arizona, including the United States District Court for the District of Arizona.

     2.30 AUTHORITY. Each of the individuals executing this Agreement represents and warrants to the other party that the execution and delivery of this Agreement has been duly authorized by all necessary action and that this Agreement constitutes and will constitute a binding obligation of each such party.

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     2.31 CAPTIONS.   Captions  and  paragraph  headings  used  herein  are  for convenience only and are not part of this Agreement and shall not be deemed to limit or after any provision hereof, and shall not be deemed relevant in construing this Agreement.

     2.32 INTERPRETATIONS.  To the extent permitted by the context in which used
          (i) words in the singular number shall include the plural, words in the masculine gender shall include the feminine and neuter, and vice versa; and (ii) references to "persons" or "parties" in this Agreement shall be deemed to refer to natural persons, corporations, general partnerships, limited partnerships, trusts and all other entities.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first set forth above.

               "COMPANY"                            "DISTRIBUTOR"

     SEDONA WORLDWIDE INCORPORATED                   TSEURO, INC.
        3840 North 16th Street            2111 East Highland Ave, Suite 145
           Phoenix, AZ 85016                      Phoenix, AZ 85016


By: /s/ Mia A. Martori                  By: /s/ Scott W. Christensen
    --------------------------------        --------------------------------
    Mia A. Martori                          Scott W. Christensen
    President                               President

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                                   EXHIBIT "A"


Territory

                             All countries of Europe
                            *Except England and Italy

                                   EXHIBIT "B"


Start-up Costs

*    Company  agrees  to  pay  $5,000.00  for  testing,   certification,   label
     translation and Internet posting.

*    FEE DUE: within 10 days of product selection.

On-going Costs

*    Company agrees to pay 5% of P.O. total to T.S. Euro for Co-op Funds.

* Company agrees to pay 2% of P.O. total to T.S. Euro for Customer Service Support, Distributor Training and Point-of-Purchase Training.

*    FEES DUE: will be taken as a credit against product purchases.